SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 8, 2016

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street Warren, Pennsylvania	16,365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:        (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                           Other Events

The Company announced that its wholly-owned subsidiary, Northwest Bank, has received the necessary regulatory approvals from the Pennsylvania Department of Banking and Securities and the Federal Deposit Insurance Corporation for the proposed acquisition of 18 First Niagara Bank offices. A copy of the press release is attached as Exhibit 99.1 to this Current Report.
Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release dated August 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	August 9, 2016	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer